                                                                    EXHIBIT 10.1


                                 MODIFICATION TO
                             MASTER CREDIT AGREEMENT


DATE:      August 25,1998

PARTIES:   Borrower:  CARMEL MOUNTAIN RANCH, a California
                      general partnership

           Bank:      BANK ONE, ARIZONA, NA, a national banking association


RECITALS:
---------

       A. Bank has extended to Borrower credit ("LOAN") in the principal amount of $10,000,000.00 pursuant to the Master Credit Agreement, dated February 15, 1995 (as amended, the "AGREEMENT") and evidenced by the Secured Promissory Note, dated February 15, 1995 ("NOTE"). The unpaid principal of the Loan as of the date hereof is $4,548,421.24.

        B. The Loan is secured by various deeds of trust recorded in the State of California. The agreements, documents and instruments securing the Loan and the Note are referred to individually and collectively as the "SECURITY DOCUMENTS".

        C. Bank and Borrower have executed and delivered previously the following agreements ("AMENDMENTS") modifying the terms of the Loan, the Note, the Agreement, and/or the Security Documents: First Amendment to Master Credit Agreement dated October 10, 1995; Second Amendment to Master Credit Agreement dated October 4, 1996; Amendment No. 3 to Master Credit Agreement dated May 27, 1997; Third Amendment to Master Credit Agreement dated September 25, 1997; Modification to Master Credit Agreement dated March 17, 1998, June 16,1998. (The Agreement, the Security Documents, and arbitration resolution, any environmental certification and indemnity, and all other agreements, modifications, amendments, documents and instruments evidencing, securing, or otherwise relating to the loan, as amended in the Amendments, are sometimes referred to individually and collectively as the "LOAN DOCUMENTS". Hereinafter, "NOTE", "AGREEMENT", "DEED OF TRUST" and "SECURITY DOCUMENTS", shall mean such documents are amended in the Amendments.)

        D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
----------

1.      ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.      MODIFICATION OF LOAN DOCUMENTS.

      2.1.1 The maturity date of the Loan and the Note is changed from August 16, 1998, to April 16, 1999 as such date may be extended pursuant to 2.1.2 of this Agreement. On the maturity date Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.

      2.1.2 At the option of Borrower, the maturity date of the Loan and the Note may be extended from April 16, 1999 to August 16, 1999 subject to the following terms and conditions:

               (A) At least 30 days but no more than 60 days prior to April 16, 1999, Borrower gives Bank written notice that Borrower desires such extension.

               (B) No continuing default or event of default under any of the Loan Documents as modified herein, nor any event, that with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing on the date of Borrower's notice to Bank as provided in 2.1.2.A or on April 16, 1999 .

               (C) No material adverse change in borrower's financial condition.

               (D) The project remains an approved project under the guidelines of the Borrowing Base.

               (E) Project absorption continues to perform better than 75% of original appraised absorption.

        2.1.3 The term of the Carmel Mountain Ranch Unit Construction Loans for the projects known as Unit 23A and Unit 23B are hereby extended and shall have a maturity date of April 16, 1999.

        2.1.4 The Infrastructure Loan (Acquisition and Development) for the projects identified as Unit 23A and Unit 23B of Carmel Mountain Ranch is hereby canceled.

        2.1.5 Section 6 of the Note is hereby deleted in its entirety and replaced with the following:

        If any installment of interest and/or the payment of principal or other Amounts is not received by Bank within ten (10) days following the due date thereof, then in addition to the remedies conferred upon Bank pursuant to Paragraph 9 hereof and the other Loan Documents, a late charge of 5% of the amount of that payment or $25.00, whichever is greater, up to the maximum amount of $1,500.00 per late charge to compensate Lender for administrative expenses and other costs of delinquent payments. Such late charge will be immediately due and payable and is in addition to any other costs, fees, and expenses that Borrower may owe as a result of such late payment.

        2.1.6 Section 4 of the Master Credit Agreement is hereby amended to add section 4.4 as follows:

        4.4 Borrower represents and warrants as follows to Bank that: (i) as of the date of any request for an advance under the Loan, (ii) as of the date of any renewal, extension or modification of the Loan, and (iii) at all times the Loan or Bank's commitment to make advances under the Loan is outstanding:

        (A) All devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally the "Systems") necessary for Borrower to carry on its business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any Borrower's business operations. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

        (B) Borrower has: (1) undertaken a detailed inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of Borrower to be Year 2000 Compliant on a timely basis. (2) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis, and (3) to date, implemented that plan in accordance with that timetable in all material respects.

        (C) Borrower has made written inquiry of each of its key suppliers, vendors, and customers, and has obtained in writing confirmations from all such persons, as to whether such persons have initiated programs to become Year 2000 Compliant and on the basis of such confirmations, Borrower reasonably believes that all such persons will be or become so compliant. For purposes hereof, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of Borrower whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of obligor. For purposes of this paragraph, Bank , as a lender of funds under the terms of the Loan, confirms to Borrower that Bank has initiated its own corporate-wide Year 2000 program with respect to its lending activities.

        (D) The fair market value of all real and personal property, if any, pledged to Bank as Collateral to secure the Loan is not and shall not be less than currently anticipated or subject to substantial deterioration in value because of the failure of such Collateral to be Year 2000 Compliant.

        2.1.7 Section 5 of the Master Credit Agreement is hereby amended to add section 5.26 as follows:

        5.26 Borrower covenants and agrees with Bank that, while any Loan is in effect, Borrower will:

        (A) Furnish such additional information, statements and other reports with respect to Borrower activities, course of action and progress towards becoming Year 2000 Compliant as Bank may request from time to time.

        (B) In the event of any change in circumstances that causes or will likely cause any of Borrower's representations and warranties with respect to its being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances") then Borrower shall promptly, and in any event within ten (10) days of receipt of information regarding a Change in Circumstances, provide Bank with written notice (the "Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause Borrower's representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Borrower shall, within ten (10) days of a request, also provide Bank with any additional information Bank requests of Borrower in connection with the Notice and/or a Change in Circumstances.

        (C) Promptly upon its becoming available, furnish to Bank one copy of each financial statement, report, notice, or proxy statement sent by Borrower to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which Borrower is a party. For purposes of these provisions, "Governmental Authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other government entity having or asserting jurisdiction over Borrower or any of its business, operations or properties.

        (D) Give any representative of Bank access during all business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and relating to its affairs, and to inspect any of the properties and Systems of Borrower, and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of Bank.

        2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

        2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

        4.1 No default or event of default under any of the Loan Documents as Modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

        4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

        4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

        4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

        4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

        4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5. BORROWER COVENANTS.

Borrower covenants with Bank:


        5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

        5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

        5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

               5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

               5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6. EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7. ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION OR WAIVER.

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.

8. BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.

9. CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

10. COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


BORROWER:                    CARMEL MOUNTAIN RANCH, a California
                             general partnership

                             BY: Presley Homes, a California corporation, formerly known as The Presley Companies, general partner

                                   By:      \s\ David M. Siegel
                                            -----------------------------------
                                   Title:   Sr. Vice President
                                            -----------------------------------


                                   By:      \s\ W. Douglass Harris
                                            -----------------------------------
                                   Title:   Vice President/Controller
                                            -----------------------------------


                             BY: Presley CMR, Inc., a California corporation, general partner

                                   By:      \s\ David M. Siegel
                                            -----------------------------------
                                   Title:   Sr. Vice President
                                            -----------------------------------


                                   By:      \s\ W. Douglass Harris
                                            -----------------------------------
                                   Title:   Vice President/Controller
                                            -----------------------------------


BANK: BANK ONE, ARIZONA, NA, a national banking association

                                   By:      \s\  Rudy Cramer
                                            -----------------------------------
                                   Title:   Vice President
                                            -----------------------------------